UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HOWARD HUGHES HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V78821-P36865 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. HOWARD HUGHES HOLDINGS INC. 9950 WOODLOCH FOREST DR., SUITE 1100 THE WOODLANDS, TX 77380 HOWARD HUGHES HOLDINGS INC. 2025 Annual Meeting Vote by September 29, 2025 11:59 PM ET You invested in HOWARD HUGHES HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 30, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* September 30, 2025 9:00 A.M. Eastern Time Signature Theatre The Pershing Square Signature Center 480 West 42nd Street New York, NY 10036

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V78822-P36865 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. William Ackman For 1b. David Eun For 1c. Ben Hakim For 1d. Ryan Israel For 1e. Thom Lachman For 1f. David O’Reilly For 1g. Susan Panuccio For 1h. R. Scot Sellers For 1i. Mary Ann Tighe For 1j. Jean-Baptiste Wautier For 1k. Anthony Williams For 2. Advisory vote to approve executive officer compensation For 3. Approval of the Howard Hughes Holdings Inc. 2025 Equity Incentive Plan For 4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2025 For NOTE: To transact any other business that may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.